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================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 1, 2002
                                                          --------------

                        Cabot Industrial Properties, L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

           1-14979                                         04-3397874
----------------------------                   ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)

875 North Michigan Avenue, 41st Floor, Chicago, Illinois          60611
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      (Address of principal executive offices)                  (Zip Code)

                                 (312) 266-9300
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              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (b) Pro Forma financial statements of Cabot Industrial Properties, L.P., including the following, which give effect to the disposition of assets to CalEast Industrial Investors, LLC are included as part of this Form 8-K/A as attachment 7(b) and are incorporated herein by reference:

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2002

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2001

     (c)  Exhibits.

     Exhibit No.     Description

     2.1 Agreement of Sale and Purchase dated as of June 28, 2002, between Cabot Industrial Trust and CalEast Industrial Investors, LLC.*

                      *Incorporated by reference to the respective exhibit to
                       Cabot's Form 8-K, filed July 3, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CABOT INDUSTRIAL PROPERTIES, L.P.

                                           By: Cabot Industrial Trust,
                                               its general partner


Dated: September 27, 2002                  By: /s/ Christopher L. Hughes
                                               -------------------------
                                                   Christopher L. Hughes
                                                   Chief Financial Officer

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                                 ATTACHMENT 7(b)

                        Cabot Industrial Properties, L.P.

CABOT INDUSTRIAL PROPERTIES, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2002 gives effect to the following transaction as if it had occurred on March 31, 2002: the sale of Cabot Industrial Properties, L.P.'s interest in Cabot Acquisition LLC, a wholly owned subsidiary of Cabot Industrial Properties, L.P. ("Cabot") for $375,450,000 to CalEast Industrial Investors, LLC ("CalEast"), of which $300,450,000 was paid in cash and $75,000,000 was paid by assumption of mortgage loans. The assets sold included 46 buildings (the "Property").

The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2002 and the year ended December 31, 2001 give effect to the sale of Property to CalEast as if such transaction had occurred on January 1, 2001.

The unaudited pro forma condensed consolidated financial statements are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual financial position or results of operations that would have occurred had the transactions and events reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial condition that may be achieved in the future. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and all of the financial statements and notes thereto contained in Cabot's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, and Cabot's Annual Report on Form 10-K for the year ended December 31, 2001.

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CABOT INDUSTRIAL PROPERTIES, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2002
(In Thousands)


---------------------------------------------------------------------------------------------------------
                                                               Property Sale to
ASSETS                                    Historical                 CalEast              Pro Forma
  Investment in real estate               $  2,068,396          $ (371,558) (1)           $ 1,696,838
  Cash and cash equivalents                     10,022             300,450  (2)               310,472
  Receivables, net                               7,496                (321) (1)                 7,175
  Deferred lease acquisition costs, net         19,460              (3,121) (1)                16,339
  Deferred financing costs, net                  2,093                   -                      2,093
  Investments in and notes
    receivable from joint ventures              18,025                   -                     18,025
  Assets held for sale                          15,073                   -                     15,073
  Other assets                                   7,855                   -                      7,855
                                          ------------          ----------                -----------
TOTAL ASSETS                              $  2,148,420          $  (74,550)               $ 2,073,870
                                          ============          ==========                ===========


LIABILITIES AND PARTNERS' EQUITY

  Mortgage debt                           $    244,111          $  (78,732)(3)            $   165,379
  Unsecured debt                               263,784                   -                    263,784
  Line of credit borrowings                    265,000                   -                    265,000
  Amounts payable to related parties             2,231                   -                      2,231
  Other liabilities                             61,071               4,182 (4)                 65,253
                                          ------------          ----------                -----------
Total liabilities                              836,197             (74,550)                   761,647
                                          ------------          ----------                -----------

GENERAL PARTNER'S EQUITY                     1,073,223                   -                  1,073,223

PREFERRED UNITHOLDERS' EQUITY                  239,000                   -                    239,000
                                          ------------          ----------                -----------
TOTAL LIABILITIES AND PARTNERS' EQUITY    $  2,148,420          $  (74,550)               $ 2,073,870
                                          ============          ==========                ===========

See notes to unaudited pro forma condensed consolidated financial statements.

CABOT INDUSTRIAL PROPERTIES, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS THREE MONTHS ENDED MARCH 31, 2002
(In Thousands)


---------------------------------------------------------------------------------------------------------
                                                               Property Sale to
ASSETS                                    Historical                 CalEast              Pro Forma
REVENUES - rental revenues                $     56,427          $   (8,901) (5)           $   47,526

EXPENSES:
  Property operating                             6,129                (839) (5)                5,290
  Property taxes                                 7,436              (1,702) (5)                5,734
  Depreciation and amortization                 10,915              (1,959) (5)                8,956
  Interest                                      13,554              (1,478) (6)               12,076
  General and administrative                     1,934                   -                     1,934
                                          ------------          ----------                -----------
           Total expenses                       39,968              (5,978)                   33,990
                                          ------------          ----------                -----------
OTHER INCOME:
  Interest and other income                        278                   -                       278
  Earnings and fees from joint ventures
     and advisory clients                          168                   -                       168
                                          ------------          ----------                -----------
NET INCOME FROM CONTINUING OPERATIONS     $     16,905          $   (2,923)               $   13,982
                                          ============          ==========                ===========

See notes to unaudited pro forma condensed consolidated financial statements.

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CABOT INDUSTRIAL PROPERTIES, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2001
(In Thousands)

---------------------------------------------------------------------------------------------------------------------------------

                                             Post-Merger          Pre-Merger
                                          December 7, 2001 -   January 1, 2001 -        Total
                                          December 31, 2001     December 6, 2001         2001        Property Sale
                                             Historical           Historical          Historical      to CalEast        Pro Forma

REVENUES - rental revenues                 $  18,374               $  210,677          $  229,051     $ (36,490) (7)    $ 192,561
                                           ---------               ----------          ----------     ---------         ---------

EXPENSES:
  Property operating                           1,831                   19,750              21,581        (2,928) (7)       18,653
  Property taxes                               1,891                   24,783              26,674        (5,957) (7)       20,717
  Depreciation and amortization                2,917                   39,594              42,511        (7,302) (7)       35,209
  Interest                                     3,440                   42,415              45,855        (6,350) (8)       39,505
  General and administrative                     517                   10,863              11,380             -            11,380
  Severance and merger expenses                    -                   51,298              51,298             -            51,298
                                           ---------               ----------          ----------     ---------         ---------
           Total expenses                     10,596                  188,703             199,299       (22,537)          176,762
                                           ---------               ----------          ----------     ---------         ---------
OTHER INCOME:
  Net gain on sales of real estate                 -                    4,042               4,042             -             4,042
  Interest and other income                      196                      754                 950             -               950
  Earnings and fees from joint ventures
    and advisory clients                          93                    2,261               2,354             -             2,354
                                           ---------               ----------          ----------     ---------         ---------
NET INCOME FROM CONTINUING OPERATIONS      $   8,067               $   29,031          $   37,098     $ (13,953)        $  23,145
                                           =========               ==========          ==========     =========         =========


See notes to unaudited pro forma condensed consolidated financial statements.

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CABOT INDUSTRIAL PROPERTIES, L.P.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2002 AND FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002 -

Cabot's unaudited pro forma condensed consolidated balance sheet as of March 31, 2002 assumes the sale of Property to CalEast occurred on March 31, 2002. The pro forma information is based upon Cabot's unaudited historical statements included in Cabot's quarterly report on Form 10-Q for the quarter ended March 31, 2002 after giving effect to the following adjustments:

     Sale of Property to CalEast -

     (1) Reflects the net carrying value of the Property (including the deferred rent receivable) sold to CalEast as of March 31, 2002.

     (2) Reflects the cash proceeds received from CalEast, net of assumption of mortgage loans by CalEast.

     (3) Reflects the assumption of mortgage loans by CalEast (including $3,732,000 of remaining premium recorded in conjunction with Cabot's merger transactions) in connection with the sale of the Property.

     (4) Reflects the accrual for capital improvements related to the Property incurred by Cabot between March 31, 2002 and the date of sale of the Property.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2002 -

Cabot's unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2002 assumes the sale of Property to CalEast occurred on January 1, 2001. The pro forma financial information is based on the unaudited historical financial statements included in Cabot's quarterly report on Form 10-Q for the quarter ended March 31, 2002 after giving effect to the following adjustments:

     Sale of Property to CalEast -

     (5) Reflects the actual operating results for revenues and expenses for the three months ended March 31, 2002 for the Property sold to CalEast.

     (6) Reflects the decrease in interest expense resulting from the assumption of mortgage loans by CalEast in connection with the sale of the Property.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2001 -

Cabot's unaudited pro forma condensed consolidated statement of operations for the combined periods January 1, 2001 to December 6, 2001 (Pre-Merger) and December 7, 2001 to December 31, 2001 (Post-Merger) assumes the sale of the Property to CalEast occurred on January 1, 2001, but does not reflect the aggregate impairment of assets expense as a result of the sale of Property to CalEast, which aggregated approximately $2,000,000. The pro forma financial information is based on the audited historical financial statements included in Cabot's annual report on Form 10-K for the year ended December 31, 2001 after giving effect to the following adjustments:


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     Sale of Property to CalEast -

     (7) Reflects the actual operating results for revenues and expenses for the year ended December 31, 2001 for the Property sold to CalEast.

     (8) Reflects the decrease in interest expense resulting from the assumption of mortgage loans by CalEast in connection with the sale of the Property.

                                  EXHIBIT INDEX

   Exhibit
     No.                                        Description
--------------                --------------------------------------------------

     2.1 Agreement of Sale and Purchase dated as of June 28, 2002, between Cabot Industrial Trust and CalEast Industrial Investors, LLC.*

                              *Incorporated by reference to the respective
                               exhibit to Cabot's Form 8-K, filed July 3, 2002.